UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM 8-K
                            Current Report

                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported):  November 3, 2003

                      Ag Services of America, Inc.

        (Exact name of Registrant as specified in its charter)



            Iowa                 000-19320           42-1264455
(State or other jurisdiction   (Commission File    (I.R.S. Employer
   of incorporation or             Number)         Identification No.)
       organization)

                       1309 Technology Parkway
                         Cedar Falls, IA 50613

        (Address of principal executive offices) (Zip code)

                            (319) 277-0261
         (Registrant's telephone number, including area code)

                             Not Applicable

       (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

     On October 31, 2003, Ag Services of America, Inc. (the "Company") entered into an agreement and plan of reorganization and a related agreement and plan of merger, which we refer to collectively as the merger agreement (the "Merger Agreement"), with Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland ("Rabobank") and a subsidiary of Rabobank, pursuant to which the Company will become a wholly-owned subsidiary of Rabobank. Upon completion of the merger (the "Merger"), shareholders of the Company will be entitled to receive $8.50 in cash for each share of Ag Services common stock that they own.

     On November 14, 2003, the Company filed a preliminary proxy statement (the "Preliminary Proxy Statement") with the United States Securities and Exchange Commission relating to a special meeting (the "Special Meeting") of the Company's shareholders, to be held on Tuesday, December 30, 2003, at 9:00 A.M., Central Standard Time, to vote on a proposal to approve the Merger Agreement. A copy of the Merger Agreement is attached as Annex A to the Preliminary Proxy Statement and is incorporated by reference herein. As discussed in the Preliminary Proxy Statement, completion of the Merger is subject to approval by the shareholders of the Company at the Special Meeting and to Dutch Central Bank approval.

     Kevin Schipper, Chief Executive Officer and a director of the Company, and Shawn Smeins, Chief Operating Officer of the Company, currently have employment agreements with the Company. As discussed in the Preliminary Proxy Statement, as a condition to Rabobank's execution of the Merger Agreement, the Company entered into new employment agreements (the "Employment Agreements") with Messrs. Schipper and Smeins. Pending the Merger, these new Employment Agreements have no effect on the terms of the existing employment agreements except that Messrs. Schipper and Smeins agreed to remain in their current positions until the Merger is completed and agreed to waive all payments that would otherwise be owed to them in connection with the Merger. Once the Merger is completed, the existing employment agreements will be terminated and replaced by the new Employment Agreements. The terms of the new Employment Agreements are described in the Preliminary Proxy Statement.

     Henry C. Jungling, President and a director of the Company, and Gaylen D. Miller, Chairman of the Board of Directors of the Company, currently have employment agreements with the Company. As discussed in the Preliminary Proxy Statement, as a condition to Rabobank's execution of the Merger Agreement, the Company entered into consultancy and non-competition agreements (the "Consultancy and Non-Competition Agreements") with Messrs. Jungling and Miller. Pending the Merger, these new agreements have no effect on the terms of the existing employment agreements except that Messrs. Jungling and Miller agreed to remain in their current positions until the Merger is completed and agreed to waive all payments that would otherwise be owed to them in connection with the Merger. Once the Merger is completed, the existing employment agreements will be terminated and replaced by the Consultancy and Non-Competition Agreements. The terms of the Consultancy and Non-Competition Agreements are described in the Preliminary Proxy Statement.

     Attached hereto as exhibits 99.3 and 99.4 are the new Employment Agreements. Attached hereto as exhibits 99.5 and 99.6 are the Consultancy and Non-Competition Agreements.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND
EXHIBITS.

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Exhibits.

Exhibit
Number    Description of Document
------    -----------------------

99.1 Agreement and Plan of Reorganization, dated as of October 31, 2003, by and among Ag Services of America, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland, and Utrecht-America Acquisition Corp. II (incorporated by reference to Annex A to the preliminary proxy statement on Schedule 14A filed by Ag Services of America, Inc. with the United States Securities and Exchange Commission on November 14, 2003).

99.2 Agreement and Plan of Merger, dated as of October 31, 2003, by and between Ag Services of America, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland, and Utrecht-America Acquisition Corp. II (incorporated by reference to Annex A to the preliminary proxy statement on Schedule 14A filed by Ag Services of America, Inc. with the United States Securities and Exchange Commission on November 14, 2003).

99.3 Employment Agreement, made as of October 31, 2003, by and between Ag Services of America, Inc. and Kevin Schipper.

99.4 Employment Agreement, made as of October 31, 2003, by and between Ag Services of America, Inc. and Shawn Smeins.

99.5 Consultancy and Noncompetition Agreement, made as of October 31, 2003, by and between Ag Services of America, Inc. and Henry C. Jungling.

99.6      Consultancy and Noncompetition Agreement, made as of October
31, 2003, by and between Ag Services of America, Inc. and Gaylen D. Miller.

                                       SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AG SERVICES OF AMERICA, INC.

Dated: November 21, 2003               By:
                                          _______________________________
                                          John T. Roth
                                          Vice President Finance

                             INDEX TO EXHIBITS

Exhibit
Number      Description of Document
------      -----------------------

99.1 Agreement and Plan of Reorganization, dated as of October 31, 2003, by and among Ag Services of America, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland, and Utrecht-America Acquisition Corp. II (incorporated by reference to Annex A to the preliminary proxy statement on Schedule 14A filed by Ag Services of America, Inc. with the United States Securities and Exchange Commission on November 14, 2003).

99.2 Agreement and Plan of Merger, dated as of October 31, 2003, by and between Ag Services of America, Inc., Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland, and Utrecht-America Acquisition Corp. II (incorporated by reference to Annex A to the preliminary proxy statement on Schedule 14A filed by Ag Services of America, Inc. with the United States Securities and Exchange Commission on November 14, 2003).

99.3 Employment Agreement, made as of October 31, 2003, by and between Ag Services of America, Inc. and Kevin Schipper.

99.4 Employment Agreement, made as of October 31, 2003, by and between Ag Services of America, Inc. and Shawn Smeins.

99.5        Consultancy and Noncompetition Agreement, made as of October
31, 2003, by and between Ag Services of America, Inc. and Henry C. Jungling.

99.6 Consultancy and Noncompetition Agreement, made as of October 31, 2003, by and between Ag Services of America, Inc. and Gaylen D. Miller.

EXHIBIT 99.3

                            EMPLOYMENT AGREEMENT

     This Employment Agreement, made as of the 31st day of October, 2003, by and between Ag Services of America, Inc., an Iowa corporation (the "Company"), and Kevin Schipper (the "Employee").

                                WITNESSETH:

     WHEREAS, upon the terms and subject to the conditions set forth in the Agreement and Plan of Reorganization, dated as of the date hereof, by and between Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland ("Parent"), a cooperative bank organized under the laws of The Netherlands, and Company (the "Reorganization Agreement"), an indirectly wholly owned subsidiary of Parent will merge into Company, with Company surviving as an indirectly wholly owned subsidiary of Parent (the "Merger"); and

     WHEREAS, Company desires to continue, and Employee desires to enter into this Agreement to provide for, Company's continued employment of Employee up to and following the date of the consummation of the Merger pursuant to the Reorganization Agreement (the "Effective Time") upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, Company and Employee agree as follows:

     1. Employment. Company shall continue to employ the Employee and to name Employee as Chief Executive Officer of the Company, and Employee hereby accepts such continued employment by Company and to such appointment as Chief Executive Officer upon the terms and conditions herein set forth. The place of employment shall be at Company's principal offices, 1309 Technology Parkway, Cedar Falls, Iowa 50613, or at such other location as Company may designate. Notwithstanding any provision of this Agreement to the contrary, this Agreement and the employment of Employee by Company as set forth herein is contingent upon the consummation of the Merger and the occurrence of the Effective Time. In the event that the Effective
Time of the Merger does not occur on or before February 29, 2004, this Agreement shall be null and void and shall have no further effect.

     2. Term. Employee's term of employment with Company under this Agreement shall commence as of the Effective Time and, subject to the provisions of Paragraph 5 below, shall continue until December 31, 2005 (the "Employment Period"). Company agrees to review with Employee not later than three months prior to the end of the Employment Period its intention regarding Employee's employment with Company at the end of the Employment Period. If Employee's employment has not otherwise terminated prior to December 31, 2005 and if Company shall not employ Employee after

December 31, 2005, Employee shall be entitled, as his sole severance hereunder, (a) to receive payments from Company during the year ending December 31, 2006 equal to his Annual Base Salary (as defined in, and with such payments to be determined and made by Company at the same time and in the same manner as provided in, Paragraph 4(a)) and (b) to be covered at Company's expense during the year ending December 31, 2006 under such life, health and accident insurance coverage to which he was entitled as of immediately prior to December 31, 2005 pursuant to Paragraph 4(c).

     3.   Duties.

     (a) Employee shall have such duties and responsibilities during the Employment Period as are set forth in the Statement of Position and Duties attached hereto as Exhibit A and incorporated herein by reference. Company, in its sole discretion, may amend the Statement of Position and Duties at any time and any such amendment shall take effect on the date on which notice of the amendment is given to Employee. Employee shall report directly to the Board of Directors of Company.

     (b) Employee shall faithfully, with the utmost loyalty, and to the best of his ability perform his duties and responsibilities under this Agreement and those duties and responsibilities assigned to him. Notwithstanding the foregoing, Employee may engage in charitable, civic, or community activities, provided that such activities do not interfere with the performance of Employee's duties hereunder.

     (c) If during the Employment Period, Employee is required to perform the duties described in this Section 3 at any location outside the State of Iowa and Company requests that Employee transfer to a different location, Company agrees to reimburse Employee for all reasonable costs incurred in relocation to the new location.

     4.   Compensation.

     (a) Annual Base Salary. During the Employment Period, Company shall pay to Employee an annual base salary at the rate of $200,000 per year ("Annual Base Salary"). Employee's Annual Base Salary shall be payable twice monthly in arrears on the last working day on or before the 15th of each month and on the last working day of each month in accordance with Company's regular payroll practices. All payments of Annual Base Salary and all other payments under this Agreement shall be in United States currency.

     (b) Bonus Compensation. Company shall consider Employee for bonus compensation for each calendar year during the Employment Period based on goals agreed in advance that include, but are not limited to, net financial results of Company and total loan origination and delinquencies. The terms, conditions and criteria for, and amount of, any such bonus compensation, as well as the dates on which any such bonus compensation may be paid with respect to services performed by Employee during calendar years 2004 and 2005, are further set forth on Exhibit B and incorporated herein by reference. Other than as described on Exhibit B, this Agreement creates no contractual right or other entitlement to bonus compensation.

     (c) Employee Benefits and Perquisites. Subject to the terms and conditions of Company's plans and policies, during the Employment Period, Employee shall be entitled to participate in all retirement, health and welfare plans provided by Company, and applicable to the other peer executives of Company, provided that such benefits shall include at least life, health and accident insurance coverage and the use of an automobile, in each case as and to the extent substantially comparable to that to which he was entitled as of the date of this Agreement under the Existing Agreement (as defined in Paragraph 17, below).

     (d) Expense Reimbursement. During the Employment Period, Company shall reimburse Employee for all normal and proper business expenses incurred by him in connection with the business of Company and the performance of his duties and responsibilities under this Agreement in accordance with Company's policies and procedures regarding reimbursement of expenses.

     (e) Right to Change Plans. Nothing in this Agreement shall be construed to limit, condition, or otherwise encumber the right of Company to amend, discontinue, terminate, substitute, or maintain any benefit plan, program, policy or perquisite, including, but not limited to, the benefits and other perquisites set forth in Paragraph 4(c).

     (d Withholding. All payments made pursuant to this Paragraph 4 shall be subject to such withholding tax as may be required by Federal, State, and local governments.

     5.   Termination.

     (a) Notice of Termination for Breach or Misconduct. Company may elect to terminate the employment of Employee in the event that during the Employment Period there should occur any of the following: (a) an event constituting "Misconduct" (as defined herein) by Employee; or (b) the material breach by Employee of any covenant or provision of this Agreement. "Misconduct" shall mean (i) a material breach or willful neglect by Employee of the duties and responsibilities of Employee under this Agreement or any breach by Employee of any material term of this Agreement, (ii) the engaging by Employee in conduct that is demonstrably and materially injurious to the business, reputation, character, or community standing of Company, Parent, or its affiliates, (iii) the engaging by Employee in dishonest, fraudulent, or unethical conduct or in other conduct involving serious moral turpitude to the extent that in the reasonable judgment of the Board of Directors of Company, Employee's reputation and credibility no longer conform to the standards expected of Company's Employees, (iv) Employee's commission, admission, confession, or plea bargain to or conviction in a court of law of any crime or offense involving fraud or misuse or misappropriation of money or other property, (v) Employee's commission, admission, confession, or plea bargain to or conviction in a court of law of any felony, or (vi) a material violation of any statutory or common law duty to Company, including, but not limited to, the duty of loyalty. In the event Company exercises the election to terminate the employment of Employee pursuant to this Paragraph 5(a), the termination shall be effective upon notice to Employee of such termination, and Employee shall be entitled to receive any pro rata accrued but unpaid amounts under Paragraph 4(a) and any expense reimbursement owing under Paragraph 4(d) through the effective time of such termination, but shall not be entitled to receive any other amount under this Agreement.

     (b) Death. In the event of the death of Employee during the Employment Period, this Agreement shall be deemed immediately terminated and his designated beneficiaries shall be entitled to receive any pro rata accrued and unpaid amounts under Paragraphs 4(a) and (b) and any expense reimbursement owing under Paragraph 4(d) through the effective time of such termination. The accrued amount due Employee under Paragraph 4(b) shall be determined by multiplying the bonus amount that would have been due Employee had he remained employed by Company during the entire calendar year in which his termination occurs by a fraction, the numerator of which is the number of full calendar months Employee was employed by Company during such calendar year and the denominator of which is 12.

     (c) Resignation. In the event Employee voluntarily terminates his employment with Company during the Employment Period, other than pursuant to Paragraph 5(d), this Agreement shall terminate effective upon such termination, and Employee shall be entitled to receive any pro rata accrued but unpaid amounts under Paragraph 4(a) and any expense reimbursement owing under Paragraph 4(d) through the effective time of such termination but shall not be entitled to receive any other amount under this Agreement.

     (d) Certain Employee Terminations. Notwithstanding any provision in this Agreement that may appear to be the contrary, Employee shall have the right to terminate his employment hereunder during the Employment Period upon or after (i) the occurrence of a Change in Control (as defined below) or (ii) a Diminution in Responsibility (as defined below) with respect to Employee or (iii) the Company's designation, before the date that is 540 days after the Effective Time, of the place of Employee's employment at a location other than Cedar Falls, Iowa without Employee's written consent. For purposes of this clause (d), the term "Change in Control" shall be defined to mean the acquisition, in a single transaction or in any series of transactions, by any person (other than Parent or any subsidiary or other affiliate of Parent), directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 50% or more of the combined voting power of the then outstanding voting securities of Company without Employee's written consent. For purposes of this definition, the term "person" shall mean an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not listed. For purposes of this clause (d), the term "Diminution of Responsibility" shall be defined to mean any of the following events with respect to Employee: (1) Employee, without his written consent, is not elected or re-elected to or is removed from an office or position at least equal to that which Employee held in connection with his employment immediately prior to such change of status; or (2) a material change in the nature or scope of the authorities, powers, functions, duties, titles or responsibilities attached to Employee's position of employment without Employee's written consent as a result of which change Employee's position shall be or become of less dignity, responsibility, importance or scope.

     (e) Severance. If (x) Company terminates Employee's employment during the Employment Period for any reason other than (i) Employee's death, (ii) Employee's total disability, (iii) the occurrence of an event constituting Misconduct, or (iv) the material breach by Employee of any covenant or provision of this Agreement, or (y) Employee shall terminate his employment hereunder pursuant to Paragraph 5(d), this Agreement shall terminate effective upon such termination, and Employee shall be entitled to continue to receive his Annual Base Salary (such payments to be determined and made by Company at the same time and in the same manner as provided in Paragraph 4(a)) and to be covered, at Company's expense, under such life, health and accident insurance coverage to which he was entitled as of the effective time of such termination pursuant to Paragraph 4(c), in each case of such payment and coverage for the remainder of the Employment Period or for one year after the date of such termination, whichever period is longer, and Employee shall also be entitled to receive his accrued but unpaid bonus payment pursuant to Paragraph 4(b) (as calculated pursuant to Paragraph 5(b)) and any expense reimbursement owing under Paragraph 4(d), in both cases through the effective time of such termination, but shall not be entitled to receive any other amount or benefit under this Agreement.

     (f) Involuntary Termination. Notwithstanding anything to the contrary herein or otherwise, Company may terminate Employee's employment at any time upon written notice to Employee.

     6.   Restrictive Covenant.

     (a) During the Employment Period and for two (2) years thereafter, Employee shall not, within the trade area now or hereafter served by Company, associate with or engage in or contribute Employee's knowledge to, in any capacity whatsoever, whether as a promoter, owner, officer, director, employee, partner, lessee, lessor, lender, agent, consultant, advisor, broker, commission salesman or otherwise, any business that is in competition with the business of Company, except for passive investments in publicly held companies over which Employee does not exercise any controlling influence.

     (b) Further, Employee shall not, for a period of two (2) years after the termination of his employment hereunder, in any manner, directly or indirectly, contact or solicit any of the then existing dealers, sources of supply or customers of Company (including but not limited to, any officer, director, employee, agent or affiliate of a dealer, source of supply or customer) with respect to the business of Company or employ
(or contact or solicit for the purpose of seeking to employ) any then existing employee, agent or representative of Company. Without limitation of the foregoing, during the Employment Period and for a period of two
(2) years after the termination of his employment hereunder, Employee will not directly or indirectly divert or attempt to divert from Company any business in which Company has been actively engaged during the Employment Period, nor interfere with the relationships of Company with dealers, sources of supply or customers, nor, except as required by law, will Employee interfere with the relationship of Company and any of its employees, agents or representatives.

     (c) For purposes of this Paragraph 6, the business of Company shall mean and include the products, processes, services and developments described as part of the business of the Company as described the Company's Annual Report on Form 10-K for the year ended February 28, 2003, as filed with the Securities and Exchange Commission (the "SEC") or in any subsequent report filed with the SEC prior to the Effective Time, including, without limitation, E-Commerce activities, the marketing, distribution and/or sale of agricultural inputs (such as seed, chemicals and fertilizer) to farmers in conjunction with the extension of credit by Company to such farmers and the extension of credit to farmers, as such business may expand or develop during the Employment Period.

     (d) Employee acknowledges that covenants contained in this Paragraph 6 are reasonable in scope, area and duration and are necessary in furtherance of the legitimate interests of Company. Employee represents and warrants that he has available to him sufficient other means of support and that observance of the covenants contained in this Paragraph 6 will not deprive him of his ability to earn a livelihood or to support his dependents.

     7.   Nondisclosure.

     (a) Employee recognizes and acknowledges that Company has developed and continues to develop and use commercially valuable proprietary technical and non-technical information that is vital to the success of Company's business, and furthermore, that Company utilizes trade secrets in formulating, promoting, financing and selling its products that are entitled to protection from disclosure. Employee further acknowledges that as a result of his employment by Company he may develop, obtain or learn about certain confidential information and trade secrets that are the property of Company. Employee hereby covenants and agrees to use his best efforts and the utmost diligence to guard and protect all such Confidential Information or Trade
Secrets (as defined below), and that he will not, without the prior written consent of Company, during the Employment Period or any time thereafter, use for himself or others, or disclose or permit to be disclosed to any third party by any method whatsoever, any of such Confidential Information or Trade Secrets of Company, provided that the foregoing shall not apply to information that Employee is required to disclose to or by any governmental or judicial authority, provided, however, if Employee should be required in the course of judicial or administrative proceedings to disclose any information, Employee shall give Company prompt written notice thereof so that Company may seek an appropriate protective order and/or waive in writing compliance with the nondisclosure provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver by Company, Employee is, nonetheless, in the written opinion of his counsel, compelled to disclose information to a court or tribunal or otherwise stand liable for contempt or suffer other serious censure or penalty, Employee may disclose such information to such court or tribunal without liability to any other party hereto or benefiting from this Agreement.

     (b) For purposes of this Paragraph 8, "Confidential Information or Trade Secrets" shall mean and include, but not be limited to, any and all records, notes, memoranda, data, ideas, processes, methods, devices, programs, computer software, writings, research, personnel information, customer information, financial information, plans, or any information of whatever nature, in the possession or control of Company that has not or have not been published or disclosed to the general public or that gives to Company an opportunity to obtain an advantage over competitors who do not know of or use it. For purposes of this Paragraph, and without limitation, "Confidential Information or Trade Secrets" does not include information that: (a) Employee knew through no wrongful act of Employee before Company or its clients disclosed the information to Employee; (b) has become publicly known through no wrongful act of Employee; or (c) Employee learned from a third party who had the right to disclose the information to Employee. Employee further agrees that if his employment hereunder is terminated for any reason, he will leave with Company and will not take originals or copies of all records, papers, programs, computer software and documents and all matter of whatever nature that bears or contains Confidential Information or Trade Secrets of Company. Employee agrees promptly to reduce to writing and to disclose and assign, and hereby does assign, to Company, its successors, assigns and nominees, all inventions, discoveries, improvements, copyrightable material, trademarks, programs, computer software and ideas concerning the same, capable of use in connection with the business of Company, which Employee may make or conceive, either solely or jointly with others, during the period of his employment by Company or its successors.

     (c) Employee agrees, without charge to Company but at Company's expense, to execute, acknowledge and deliver to Company all such papers, including applications for patents, applications for copyright and trademark registrations, and assignments thereof, as may be necessary, and at all times to assist Company, its successors, assigns and nominees in every proper way to patent or register said programs, computer software, ideas, inventions, discoveries, improvements, copyrightable material or trademarks in any and all countries and to vest title thereto in Company, its successors, assigns or nominees.

     (d) Employee will promptly report to Company all such discoveries, inventions, or improvements of whatsoever nature conceived or made by him at any time he was employed by Company. All such discoveries, inventions and improvements that are applicable in any way to Company's business shall be the sole and exclusive property of Company.

     The covenants set forth in this Paragraph 7 that are made by Employee are in consideration of the employment, or continuing employment of, and the compensation paid to, Employee during his employment by Company.

     8. Additional Remedies. Employee recognizes that irreparable injury will result to Company and to its business and properties in the event of any breach by Employee of any of the provisions of Paragraphs 6 and 7 of this Agreement or either of them, and that Employee's continued employment is predicated on the commitments undertaken by him pursuant to said Paragraphs. In the event of any breach of any of Employee's commitments pursuant to Paragraphs 6 and 7 or either of them, Company shall be entitled, in addition to any other remedies and damages available, to injunctive relief to restrain the violation of such commitments by Employee or by any person or persons acting for or with Employee in any capacity whatsoever.
If any restriction contained in Paragraphs 6 and 7 shall be deemed to be invalid or unenforceable by reason of extent, duration or geographic scope thereof, then the extent, duration and geographic scope of such restriction shall be deemed to be reduced only to the fullest extent, duration and geographic scope permitted by law and enforceable.

     9. Survival. The provisions of Paragraphs 6, 7 and 8 and this Paragraph 9 shall survive and continue in full force and effect in accordance with their respective terms, notwithstanding any termination of the Employment Period or Employee's termination of employment from Company or the termination of this Agreement, and they shall be not be limited or discharged by an alleged breach or misconduct on the part of Company.

     10. Successors and Assigns. This Agreement may be assigned or transferred to, and shall be binding upon and shall inure to the benefit of, any successor, subsidiary or affiliate of Company, and any such successor, subsidiary or affiliate shall be deemed substituted for all purposes for the "Company" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation, or business entity that at any time, whether by merger, purchase, or otherwise, acquires all or substantially all of the assets, stock or business of Company. Employee acknowledges that Company or its parent (including Parent) has the right to sell, assign or otherwise transfer any portion or substantially all or all of the capital stock, assets or business of Company and that any such sale, assignment, or transfer shall not be deemed to be a termination of the employment of Employee. Employee acknowledges that the services to be rendered by him pursuant to this Agreement are unique and personal, and Employee therefore may not assign any obligations or responsibilities he has under this Agreement.

     11. Amendment and Waiver. This Agreement may be modified, or any right or condition hereunder waived, only by instrument signed by the party against whom such amendment or waiver is sought to be enforced.
No waiver by any party to this Agreement or any breach of any of the covenants, agreements, or undertakings contained in this Agreement shall be construed as a waiver of any succeeding breach of the same or of any other covenant, agreement, or undertaking, nor shall any such waiver affect the right of any party to this Agreement to require the strict performance thereof on a subsequent occasion.

     12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

     13. Severability. If any clause, phrase, provision or portion of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Agreement and shall not affect the application of any clause, provision, or portion hereof to other persons or circumstances.

     14. Benefit. The provisions of this Agreement shall be binding upon and inure to the benefit of Company, Parent and their respective successors and assigns, and shall be binding upon Employee, his heirs, personal representatives and successors, including, without limitation, Employee's estate and the executors, administrators, or trustees of such estate. Except as specifically set for the herein, nothing in this Agreement is intended to confer upon any party, except Company, Parent (it being expressly acknowledged and agreed by the parties hereto that Parent is a party in interest and a third party beneficiary of Employee's agreements and obligations herein), Employee and their respective successors, assigns and legal representatives, any rights, remedies, obligations or liabilities.

     15. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Iowa without regard to principles of conflicts of law.

     16. Notices. All notices, requests, demands and other communications in connection with this Agreement shall be made in writing and shall be deemed to have been given when delivered by hand or 48 hours after mailing at any general or branch United States Post Office, by registered or certified mail, postage prepaid, addressed as follows, or to such other address as shall have been designated in writing by the addressee:

     (a)  If to Company:

          Rabobank International
          245 Park Avenue
          New York, NY 10167-0062
          Attention: General Counsel

     (b)  If to Employee:

          Kevin Schipper
          c/o Company at the address set forth above.

     16. Headings. The paragraph headings appearing in this Agreement are for purposes of easy reference and shall not be considered part of this Agreement or in any way modify, amend or affects its provisions.

     17.  Entire Agreement; Amendment of Existing Agreement.

     (a) This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements, and communications, whether oral or written, pertaining to the subject matter hereof.

     (b) Notwithstanding the foregoing, however, the execution of this Agreement is not intended to have any effect on the validity or enforceability of that certain Employment and Noncompetition Agreement effective as of July 1, 2000, by and between Employee and Company (as amended to the date hereof, the "Existing Agreement"), except as follows (and the Existing Agreement is hereby amended so to provide):

          (i) from the date hereof to the earlier of (x) the Effective Time and (y) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, Company shall not terminate Employee's employment pursuant to Section 5(c) of the Existing Agreement without the written consent of Parent, and any such termination without such consent shall be null and void and Employee shall not be entitled to any payment under the Existing Agreement or otherwise by reason thereof;

          (ii) from the date hereof to (and including) the earlier of (x) the Effective Time and (y) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, all rights of Employee under Section 6 of the Existing Agreement shall be suspended, it being expressly understood and agreed by Employee and Company that neither the transactions contemplated by the Reorganization Agreement (including, without limitation, the Merger, the acquisition, direct or indirect, of all of the outstanding voting securities of Company by Parent or an affiliate of Parent and any changes in the constitution of the Company's board of directors in any way related thereto), nor the employment of Employee as hereby contemplated (including, without limitation, the termination of Employee in any of the positions and offices he may have held under the Existing Agreement and any change in the nature or scope of the authorities, powers, functions, duties, titles or responsibilities attached to such positions and offices), shall constitute a "Change of Control" or "Diminution of Responsibility" as used in Section 6 of the Existing Agreement or otherwise give Employee any right to, or basis for, any payments under Section 6 of the Existing Agreement, all of which rights and bases are hereby waived and released by Employee; and

           (iii) as of the Effective Time of the Merger, the Existing Agreement shall, without further action or notice, be terminated and of no further force and effect (including, without limitation, any rights of Employee under Section 6 of the Existing Agreement), except only that Company shall remain obligated to pay Employee the amounts that would have been payable to Employee pursuant to
      Section 5(b) of the Existing Agreement as if such termination of the Existing Agreement at the Effective Time had been a termination of Employee's employment pursuant to such Section 5(b).

     (c) Furthermore, Executive, for and on behalf of himself and his beneficiaries, executors, administrators, assigns, covenants not to sue Company, Parent or any of its affiliates on any claim in connection with the Existing Agreement, except only a claim for the remaining payment obligation of the Company described in clause (b)(iii) of this Paragraph
17. This Agreement shall not be modified or amended except by written agreement of Company and Employee.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above:

AG SERVICES OF AMERICA, INC.



By:  /s/ Henry C. Jungling
     Name: Henry C. Jungling
     Title:   President



__/s/ KEVIN SCHIPPER_______
Kevin Schipper

                                                            EXHIBIT A


                      STATEMENT OF POSITION AND DUTIES


Chief Executive Officer

Direct and oversee activities of the organization including client development and management, business planning and execution, investment management, marketing strategies, employee development and evaluation.

                                                             EXHIBIT B

                             BONUS COMPENSATION

In accordance with Paragraph 4(b) ("Bonus Compensation") of this Agreement, set forth below are the bonus performance criteria which must be met in order for the Employee to be entitled to a bonus under Paragraph 4(b) of this Agreement for the calendar years 2004 and 2005.

Performance Year 2004

Bonus Compensation for the 2004 Performance Year shall be based upon the Company's earnings before taxes for the year ending December 31, 2004 as follows:

If the Employee achieves 90% of the stated financial target as set forth in the Business Plan (Exhibit C) for 2004, Employee shall be entitled to $100,000 in Bonus Compensation. For each increment of 1% between 90% of the financial target and 100% of the financial target, Employee shall be entitled to an additional $10,000. If more than 100% of the financial target is achieved, Company will consider whether Employee is entitled to Bonus Compensation in excess of $200,000.

If the Employee is entitled to a bonus for the 2004 Performance Year under the above criteria, such bonus shall be paid in 2005 in accordance with the regular bonus payment schedule of Rabobank International.
Notwithstanding the foregoing, in no event shall the Employee's Bonus Compensation for Performance Year 2004 be less than $75,000.

Performance Year 2005

Bonus Compensation for the 2005 Performance Year shall be based upon the Company's earnings before taxes for the year ending December 31, 2005 as follows:

If the Employee achieves 90% of the stated financial target as set forth in the Business Plan (Exhibit C) for 2005, Employee shall be entitled to $100,000 in Bonus Compensation. For each increment of 1% between 90% of the financial target and 100% of the financial target, Employee shall be entitled to an additional $10,000. If more than 100% of the financial target is achieved, Company will consider whether Employee is entitled to Bonus Compensation in excess of $200,000.

If the Employee is entitled to a bonus for the 2005 Performance Year under the above criteria, such bonus shall be paid in 2006 in accordance with the regular bonus payment schedule of Rabobank International. Notwithstanding the foregoing, in no event shall the Employee's Bonus Compensation for Performance Year 2005 be less than $75,000.

EXHIBIT 99.4

                          EMPLOYMENT AGREEMENT

     This Employment Agreement, made as of the 31st day of October, 2003, by and between Ag Services of America, Inc., an Iowa corporation (the "Company"), and Shawn Smeins (the "Employee").

                             WITNESSETH:

     WHEREAS, upon the terms and subject to the conditions set forth in the Agreement and Plan of Reorganization, dated as of the date hereof, by and between Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland ("Parent"), a cooperative bank organized under the laws of The Netherlands, and Company (the "Reorganization Agreement"), an indirectly wholly owned subsidiary of Parent will merge into Company, with Company surviving as an indirectly wholly owned subsidiary of Parent (the "Merger"); and

     WHEREAS, Company desires to continue, and Employee desires to enter into this Agreement to provide for, Company's continued employment of Employee up to and following the date of the consummation of the Merger pursuant to the Reorganization Agreement (the "Effective Time") upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, Company and Employee agree as follows:

     1. Employment. Company shall continue to employ the Employee and to name Employee as Chief Operating Officer of the Company, and Employee hereby accepts such continued employment by Company and to such appointment as Chief Operating Officer upon the terms and conditions herein set forth. The place of employment shall be at Company's principal offices, 1309 Technology Parkway, Cedar Falls, Iowa 50613, or at such other location as Company may designate. Notwithstanding any provision of this Agreement to the contrary, this Agreement and the employment of Employee by Company as set forth herein is contingent upon the consummation of the Merger and the occurrence of the Effective Time. In the event that the Effective Time of the Merger does not occur on or before February 29, 2004, this Agreement shall be null and void and shall have no further effect.

     2. Term. Employee's term of employment with Company under this Agreement shall commence as of the Effective Time and, subject to the provisions of Paragraph 5 below, shall continue until December 31, 2005 (the "Employment Period"). Company agrees to review with Employee not later than three months prior to the end of the Employment Period its intention regarding Employee's employment with Company at the end of the Employment Period. If Employee's employment has not otherwise terminated prior to December 31, 2005 and if Company shall not employ Employee after December 31, 2005, Employee shall be entitled, as his sole severance hereunder, (a) to receive payments from Company during the year ending December 31, 2006 equal to his Annual Base Salary (as defined in, and with such payments to be determined and made by Company at the same time and in the same manner as provided in, Paragraph 4(a)) and (b) to be covered at Company's expense during the year ending December 31, 2006 under such life, health and accident insurance coverage to which he was entitled as of immediately prior to December 31, 2005 pursuant to Paragraph 4(c).

     3.   Duties.

     (a) Employee shall have such duties and responsibilities during the Employment Period as are set forth in the Statement of Position and Duties attached hereto as Exhibit A and incorporated herein by reference. Company, in its sole discretion, may amend the Statement of Position and Duties at any time and any such amendment shall take effect on the date on which notice of the amendment is given to Employee. Employee shall report directly to the Chief Executive Officer of Company.

      (b) Employee shall faithfully, with the utmost loyalty, and to the best of his ability perform his duties and responsibilities under this Agreement and those duties and responsibilities assigned to him. Notwithstanding the foregoing, Employee may engage in charitable, civic, or community activities, provided that such activities do not interfere with the performance of Employee's duties hereunder.

     (c) If during the Employment Period, Employee is required to perform the duties described in this Section 3 at any location outside the State of Iowa and Company requests that Employee transfer to a different location, Company agrees to reimburse Employee for all reasonable costs incurred in relocation to the new location.

     4.   Compensation.

     (a) Annual Base Salary. During the Employment Period, Company shall pay to Employee an annual base salary at the rate of $150,000 per year ("Annual Base Salary"). Employee's Annual Base Salary shall be payable twice monthly in arrears on the last working day on or before the 15th of each month and on the last working day of each month in accordance with Company's regular payroll practices. All payments of Annual Base Salary and all other payments under this Agreement shall be in United States currency.

     (b) Bonus Compensation. Company shall consider Employee for bonus compensation for each calendar year during the Employment Period based on goals agreed in advance that include, but are not limited to, net financial results of Company and total loan origination and delinquencies. The terms, conditions and criteria for, and amount of, any such bonus compensation, as well as the dates on which any such bonus compensation may be paid with respect to services performed by Employee during calendar years 2004 and 2005, are further set forth on Exhibit B and incorporated herein by reference. Other than as described on Exhibit B, this Agreement creates no contractual right or other entitlement to bonus compensation.

     (c) Employee Benefits and Perquisites. Subject to the terms and conditions of Company's plans and policies, during the Employment Period, Employee shall be entitled to participate in all retirement, health and welfare plans provided by Company, and applicable to the other peer executives of Company, provided that such benefits shall include at least life, health and accident insurance coverage and the use of an automobile, in each case as and to the extent substantially comparable to that to which he was entitled as of the date of this Agreement under the Existing Agreement (as defined in Paragraph 17, below).

     (d) Expense Reimbursement. During the Employment Period, Company shall reimburse Employee for all normal and proper business expenses incurred by him in connection with the business of Company and the performance of his duties and responsibilities under this Agreement in accordance with Company's policies and procedures regarding reimbursement of expenses.

     (e) Right to Change Plans. Nothing in this Agreement shall be construed to limit, condition, or otherwise encumber the right of Company to amend, discontinue, terminate, substitute, or maintain any benefit plan, program, policy or perquisite, including, but not limited to, the benefits and other perquisites set forth in Paragraph 4(c).

     (d) Withholding. All payments made pursuant to this Paragraph 4 shall be subject to such withholding tax as may be required by Federal, State, and local governments.

     5.   Termination.

     (a) Notice of Termination for Breach or Misconduct. Company may elect to terminate the employment of Employee in the event that during the Employment Period there should occur any of the following: (a) an event constituting "Misconduct" (as defined herein) by Employee; or (b) the material breach by Employee of any covenant or provision of this Agreement. "Misconduct" shall mean (i) a material breach or willful neglect by Employee of the duties and responsibilities of Employee under this Agreement or any breach by Employee of any material term of this Agreement, (ii) the engaging by Employee in conduct that is demonstrably and materially injurious to the business, reputation, character, or community standing of Company, Parent, or its affiliates, (iii) the engaging by Employee in dishonest, fraudulent, or unethical conduct or in other conduct involving serious moral turpitude to the extent that in the reasonable judgment of the Board of Directors of Company, Employee's reputation and credibility no longer conform to the standards expected of Company's Employees, (iv) Employee's commission, admission, confession, or plea bargain to or conviction in a court of law of any crime or offense involving fraud or misuse or misappropriation of money or other property, (v) Employee's commission, admission, confession, or plea bargain to or conviction in a court of law of any felony, or (vi) a material violation of any statutory or common law duty to Company, including, but not limited to, the duty of loyalty. In the event
Company exercises the election to terminate the employment of Employee pursuant to this Paragraph 5(a), the termination shall be effective upon notice to Employee of such termination, and Employee shall be entitled to receive any pro rata accrued but unpaid amounts under Paragraph 4(a) and any expense reimbursement owing under Paragraph 4(d) through the effective time of such termination, but shall not be entitled to receive any other amount under this Agreement.

     (b) Death. In the event of the death of Employee during the Employment Period, this Agreement shall be deemed immediately terminated and his designated beneficiaries shall be entitled to receive any pro rata accrued and unpaid amounts under Paragraphs 4(a) and (b) and any expense reimbursement owing under Paragraph 4(d) through the effective time of such termination. The accrued amount due Employee under Paragraph 4(b) shall be determined by multiplying the bonus amount that would have been due Employee had he remained employed by Company during the entire calendar year in which his termination occurs by a fraction, the numerator of which is the number of full calendar months Employee was employed by Company during such calendar year and the denominator of which is 12.

     (c) Resignation. In the event Employee voluntarily terminates his employment with Company during the Employment Period, other than pursuant to Paragraph 5(d), this Agreement shall terminate effective upon such termination, and Employee shall be entitled to receive any pro rata accrued but unpaid amounts under Paragraph 4(a) and any expense reimbursement owing under Paragraph 4(d) through the effective time of such termination but shall not be entitled to receive any other amount under this Agreement.

     (d) Certain Employee Terminations. Notwithstanding any provision in this Agreement that may appear to be the contrary, Employee shall have the right to terminate his employment hereunder during the Employment Period upon or after (i) the occurrence of a Change in Control (as defined below) or (ii) a Diminution in Responsibility (as defined below) with respect to Employee or (iii) the Company's designation, before the date that is 540 days after the Effective Time, of the place of Employee's employment at a location other than Cedar Falls, Iowa without Employee's written consent. For purposes of this clause (d), the term "Change in Control" shall be defined to mean the acquisition, in a single transaction or in any series of transactions, by any person (other than Parent or any subsidiary or other affiliate of Parent), directly or indirectly, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of
50% or more of the combined voting power of the then outstanding voting securities of Company without Employee's written consent. For purposes of this definition, the term "person" shall mean an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not listed. For purposes of this clause (d), the term "Diminution of Responsibility" shall be defined to mean any of the following events with respect to Employee: (1) Employee, without his written consent, is not elected or re-elected to or is removed from an office or position at least equal to that which Employee held in connection with his employment immediately prior to such change of status; or (2) a material change in the nature or scope of the authorities, powers, functions, duties, titles or responsibilities attached to Employee's position of employment without Employee's written consent as a result of which change Employee's position shall be or become of less dignity, responsibility, importance or scope.

     (e) Severance. If (x) Company terminates Employee's employment during the Employment Period for any reason other than (i) Employee's death, (ii) Employee's total disability, (iii) the occurrence of an event constituting Misconduct, or (iv) the material breach by Employee of any covenant or provision of this Agreement, or (y) Employee shall terminate his employment hereunder pursuant to Paragraph 5(d), this Agreement shall terminate effective upon such termination, and Employee shall be entitled to continue to receive his Annual Base Salary (such payments to be determined and made by Company at the same time and in the same manner as provided in Paragraph 4(a)) and to be covered under such life, health and accident insurance coverage to which he was entitled as of the effective time of such termination pursuant to Paragraph 4(c), in each case of such payment and coverage for the remainder of the Employment Period or for one year after the date of such termination, whichever period is longer, and Employee shall also be entitled to receive his accrued but unpaid bonus payment pursuant to Paragraph 4(b) (as calculated pursuant to Paragraph 5(b)) and any expense reimbursement owing under Paragraph 4(d), in both cases through the effective time of such termination, but shall not be entitled to receive any other amount or benefit under this Agreement.

     (f) Involuntary Termination. Notwithstanding anything to the contrary herein or otherwise, Company may terminate Employee's employment at any time upon written notice to Employee.

     6.  Restrictive Covenant.

     (a) During the Employment Period and for two (2) years thereafter, Employee shall not, within the trade area now or hereafter served by Company, associate with or engage in or contribute Employee's knowledge to, in any capacity whatsoever, whether as a promoter, owner, officer, director, employee, partner, lessee, lessor, lender, agent, consultant, advisor, broker, commission salesman or otherwise, any business that is in competition with the business of Company, except for passive investments in publicly held companies over which Employee does not exercise any controlling influence.

     (b) Further, Employee shall not, for a period of two (2) years after the termination of his employment hereunder, in any manner, directly or indirectly, contact or solicit any of the then existing dealers, sources of supply or customers of Company (including but not limited to, any officer, director, employee, agent or affiliate of a dealer, source of supply or customer) with respect to the business of Company or employ (or contact or solicit for the purpose of seeking to employ) any then existing employee, agent or representative of Company. Without limitation of the foregoing, during the Employment Period and for a period of two (2) years after the termination of his employment hereunder, Employee will not directly or indirectly divert or attempt to divert from Company any business in which Company has been actively engaged during the Employment Period, nor interfere with the relationships of Company with dealers, sources of supply or customers, nor, except as required by law, will Employee interfere with the relationship of Company and any of its employees, agents or representatives.

     (c) For purposes of this Paragraph 6, the business of Company shall mean and include the products, processes, services and developments described as part of the business of the Company as described the Company's Annual Report on Form 10-K for the year ended February 28, 2003, as filed with the Securities and Exchange Commission (the "SEC") or in any subsequent report filed with the SEC prior to the Effective Time, including, without limitation, E-Commerce activities, the marketing, distribution and/or sale of agricultural inputs (such as seed, chemicals and fertilizer) to farmers in conjunction with the extension of credit by Company to such farmers and the extension of credit to farmers, as such business may expand or develop during the Employment Period.

     (d) Employee acknowledges that covenants contained in this Paragraph 6 are reasonable in scope, area and duration and are necessary in furtherance of the legitimate interests of Company. Employee represents and warrants that he has available to him sufficient other means of support and that observance of the covenants contained in this Paragraph 6 will not deprive him of his ability to earn a livelihood or to support his dependents.

     7.  Nondisclosure.

     (a) Employee recognizes and acknowledges that Company has developed and continues to develop and use commercially valuable proprietary technical and non-technical information that is vital to the success of Company's business, and furthermore, that Company utilizes trade secrets in formulating, promoting, financing and selling its products that are entitled to protection from disclosure. Employee further acknowledges that as a result of his employment by Company he may develop, obtain or learn about certain confidential information and trade secrets that are the property of Company. Employee hereby covenants and agrees to use his best efforts and the utmost diligence to guard and protect all such Confidential Information or Trade Secrets (as defined below), and that he will not, without the prior written consent of Company, during the Employment Period or any time thereafter, use for himself or others, or disclose or permit to be disclosed to any third party by any method whatsoever, any of such Confidential Information or Trade Secrets of Company, provided that the foregoing shall not apply to information that Employee is required to disclose to or by any governmental or judicial authority, provided, however, if Employee should be required in the course of judicial or administrative proceedings to disclose any information, Employee shall give Company prompt written notice thereof so that Company may seek an appropriate protective order and/or waive in writing compliance with the nondisclosure provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver by Company, Employee is, nonetheless, in the written opinion of his counsel, compelled to disclose information to a court or tribunal or otherwise stand liable for contempt or suffer other serious censure or penalty, Employee may disclose such information to such court or tribunal without liability to any other party hereto or benefiting from this Agreement.

     (b) For purposes of this Paragraph 8, "Confidential Information or Trade Secrets" shall mean and include, but not be limited to, any and all records, notes, memoranda, data, ideas, processes, methods, devices, programs, computer software, writings, research, personnel information, customer information, financial information, plans, or any information of whatever nature, in the possession or control of Company that has not or have not been published or disclosed to the general public or that gives to Company an opportunity to obtain an advantage over competitors who do not know of or use it. For purposes of this Paragraph, and without limitation, "Confidential Information or Trade Secrets" does not include information that: (a) Employee knew through no wrongful act of Employee before Company or its clients disclosed the information to Employee; (b) has become publicly known through no wrongful act of Employee; or (c) Employee learned from a third party who had the right to disclose the information to Employee. Employee further agrees that if his employment hereunder is terminated for any reason, he will leave with Company and will not take originals or copies of all records, papers, programs, computer software and documents and all matter of whatever nature that bears or contains Confidential Information or Trade Secrets of Company. Employee agrees promptly to reduce to writing and to disclose and assign, and hereby does assign, to Company, its successors, assigns and nominees, all inventions, discoveries, improvements, copyrightable material, trademarks, programs, computer software and ideas concerning the same, capable of use in connection with the business of Company, which Employee may make or conceive, either solely or jointly with others, during the period of his employment by Company or its successors.

     (c) Employee agrees, without charge to Company but at Company's expense, to execute, acknowledge and deliver to Company all such papers, including applications for patents, applications for copyright and trademark registrations, and assignments thereof, as may be necessary, and at all times to assist Company, its successors, assigns and nominees in every proper way to patent or register said programs, computer software, ideas, inventions, discoveries, improvements, copyrightable material or trademarks in any and all countries and to vest title thereto in Company, its successors, assigns or nominees.

     (d) Employee will promptly report to Company all such discoveries, inventions, or improvements of whatsoever nature conceived or made by him at any time he was employed by Company. All such discoveries, inventions and improvements that are applicable in any way to Company's business shall be the sole and exclusive property of Company.

     The covenants set forth in this Paragraph 7 that are made by Employee are in consideration of the employment, or continuing employment of, and the compensation paid to, Employee during his employment by Company.

      8. Additional Remedies. Employee recognizes that irreparable injury will result to Company and to its business and properties in the event of any breach by Employee of any of the provisions of Paragraphs
6 and 7 of this Agreement or either of them, and that Employee's continued employment is predicated on the commitments undertaken by him pursuant to said Paragraphs. In the event of any breach of any of Employee's commitments pursuant to Paragraphs 6 and 7 or either of them, Company shall be entitled, in addition to any other remedies and damages available, to injunctive relief to restrain the violation of such commitments by Employee or by any person or persons acting for or with Employee in any capacity whatsoever. If any restriction contained in Paragraphs 6 and 7 shall be deemed to be invalid or unenforceable by reason of extent, duration or geographic scope thereof, then the extent, duration and geographic scope of such restriction shall be deemed to be reduced only to the fullest extent, duration and geographic scope permitted by law and enforceable.

     9. Survival. The provisions of Paragraphs 6, 7 and 8 and this Paragraph 9 shall survive and continue in full force and effect in accordance with their respective terms, notwithstanding any termination of the Employment Period or Employee's termination of employment from Company or the termination of this Agreement, and they shall be not be limited or discharged by an alleged breach or misconduct on the part of Company.

     10. Successors and Assigns. This Agreement may be assigned or transferred to, and shall be binding upon and shall inure to the benefit of, any successor, subsidiary or affiliate of Company, and any such successor, subsidiary or affiliate shall be deemed substituted for all purposes for the "Company" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation, or business entity that at any time, whether by merger, purchase, or otherwise, acquires all or substantially all of the assets, stock or business of Company. Employee acknowledges that Company or its parent (including Parent) has the right to sell, assign or otherwise transfer any portion or substantially all or all of the capital stock, assets or business of Company and that any such sale, assignment, or transfer shall not be deemed to be a termination of the employment of Employee. Employee acknowledges that the services to be rendered by him pursuant to this Agreement are unique and personal, and Employee therefore may not assign any obligations or responsibilities he has under this Agreement.

     11. Amendment and Waiver. This Agreement may be modified, or any right or condition hereunder waived, only by instrument signed by the party against whom such amendment or waiver is sought to be enforced. No waiver by any party to this Agreement or any breach of any of the covenants, agreements, or undertakings contained in this Agreement shall be construed as a waiver of any succeeding breach of the same or of any other covenant, agreement, or undertaking, nor shall any such waiver affect the right of any party to this Agreement to require the strict performance thereof on a subsequent occasion.

     12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

     13. Severability. If any clause, phrase, provision or portion of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Agreement and shall not affect the application of any clause, provision, or portion hereof to other persons or circumstances.

     14. Benefit. The provisions of this Agreement shall be binding upon and inure to the benefit of Company, Parent and their respective successors and assigns, and shall be binding upon Employee, his heirs, personal representatives and successors, including, without limitation, Employee's estate and the executors, administrators, or trustees of such estate. Except as specifically set for the herein, nothing in this Agreement is intended to confer upon any party, except Company, Parent (it being expressly acknowledged and agreed by the parties hereto that Parent is a party in interest and a third party beneficiary of Employee's agreements and obligations herein), Employee and their respective successors, assigns and legal representatives, any rights, remedies, obligations or liabilities.

     15. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Iowa without regard to principles of conflicts of law.

     16. Notices. All notices, requests, demands and other communications in connection with this Agreement shall be made in writing and shall be deemed to have been given when delivered by hand or 48 hours after mailing at any general or branch United States Post Office, by registered or certified mail, postage prepaid, addressed as follows, or to such other address as shall have been designated in writing by the addressee:

     (a)  If to Company:

          Rabobank International
          245 Park Avenue
          New York, NY 10167-0062
          Attention: General Counsel

     (b)  If to Employee:

          Shawn Smeins
          c/o Company at the address set forth above.

      16. Headings. The paragraph headings appearing in this Agreement are for purposes of easy reference and shall not be considered part of this Agreement or in any way modify, amend or affects its provisions.

      17.  Entire Agreement; Amendment of Existing Agreement.

      (a) This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements, and communications, whether oral or written, pertaining to the subject matter hereof.

      (b) Notwithstanding the foregoing, however, the execution of this Agreement is not intended to have any effect on the validity or enforceability of that certain Employment and Noncompetition Agreement effective as of August 7, 2002, by and between Employee and Company (as amended to the date hereof, the "Existing Agreement"), except as follows (and the Existing Agreement is hereby amended so to provide):

          (i) from the date hereof to the earlier of (x) the Effective Time and (y) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, Company shall not terminate Employee's employment pursuant to Section 5(c) of the Existing Agreement without the written consent of Parent, and any such termination without such consent shall be null and void and Employee shall not be entitled to any payment under the Existing Agreement or otherwise by reason thereof;

          (ii)  from the date hereof to (and including) the earlier of
      (x) the Effective Time and (y) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, all rights of Employee under Section 6 of the Existing Agreement shall be suspended, it being expressly understood and agreed by Employee and Company that neither the transactions contemplated by the Reorganization Agreement (including, without limitation, the Merger, the acquisition, direct or indirect, of all of the outstanding voting securities of Company by Parent or an affiliate of Parent and any changes in the constitution of the Company's board of directors in any way related thereto), nor the employment of Employee as hereby contemplated (including, without limitation, the termination of Employee in any of the positions and offices he may have held under the Existing Agreement and any change in the nature or scope of the authorities, powers, functions, duties, titles or responsibilities attached to such positions and offices), shall constitute a "Change of Control" or "Diminution of Responsibility" as used in Section 6 of the Existing Agreement or otherwise give Employee any right to, or basis for, any payments under Section 6 of the Existing Agreement, all of which rights and bases are hereby waived and released by Employee; and

          (iii) as of the Effective Time of the Merger, the Existing Agreement shall, without further action or notice, be terminated and of no further force and effect (including, without limitation, any rights of Employee under Section 6 of the Existing Agreement), except only that Company shall remain obligated to pay Employee the amounts that would have been payable to Employee pursuant to
      Section 5(b) of the Existing Agreement as if such termination of the Existing Agreement at the Effective Time had been a termination of Employee's employment pursuant to such Section 5(b).

      (c) Furthermore, Executive, for and on behalf of himself and his beneficiaries, executors, administrators, assigns, covenants not to sue Company, Parent or any of its affiliates on any claim in connection with the Existing Agreement, except only a claim for the remaining payment obligation of the Company described in clause (b)(iii) of this Paragraph 17. This Agreement shall not be modified or amended except by written agreement of Company and Employee.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above:

AG SERVICES OF AMERICA, INC.



By: _/s/ KEVIN SCHIPPER___
      Name:  Kevin Schipper
      Title:  Chief Executive Officer



_/s/ SHAWN SMEINS_______
Shawn Smeins

                                                               EXHIBIT A


                      STATEMENT OF POSITION AND DUTIES

Chief Operating Officer

The Chief Operating Officer directs, administers and coordinates the activities of the organization in support of policies, goals and objectives established by the Chief Executive Officer and the Board of Directors.

                                                               EXHIBIT B

                            BONUS COMPENSATION

In accordance with Paragraph 4(b) ("Bonus Compensation") of this Agreement, set forth below are the bonus performance criteria which must be met in order for the Employee to be entitled to a bonus under Paragraph 4(b) of this Agreement for the calendar years 2004 and 2005.

Performance Year 2004

Bonus Compensation for the 2004 Performance Year shall be based upon the Company's earnings before taxes for the year ending December 31, 2004 as follows:

If the Employee achieves 90% of the stated financial target as set forth in the Business Plan (Exhibit C) for 2004, Employee shall be entitled to $40,000 in Bonus Compensation. For each increment of 1% between 90% of the financial target and 100% of the financial target, Employee shall be entitled to an additional $2,000. If more than 100% of the financial target is achieved, Company will consider whether Employee is entitled to Bonus Compensation in excess of $60,000.

If the Employee is entitled to a bonus for the 2004 Performance Year under the above criteria, such bonus shall be paid in 2005 in accordance with the regular bonus payment schedule of Rabobank International. Notwithstanding the foregoing, in no event shall the Employee's Bonus Compensation for Performance Year 2004 be less than $30,000.

Performance Year 2005

Bonus Compensation for the 2005 Performance Year shall be based upon the Company's earnings before taxes for the year ending December 31, 2005 as follows:

If the Employee achieves 90% of the stated financial target as set forth in the Business Plan (Exhibit C) for 2005, Employee shall be entitled to $40,000 in Bonus Compensation. For each increment of 1% between 90% of the financial target and 100% of the financial target, Employee shall be entitled to an additional $2,000. If more than 100% of the financial target is achieved, Company will consider whether Employee is entitled to Bonus Compensation in excess of $60,000.

If the Employee is entitled to a bonus for the 2005 Performance Year under the above criteria, such bonus shall be paid in 2006 in accordance with the regular bonus payment schedule of Rabobank International. Notwithstanding the foregoing, in no event shall the Employee's Bonus Compensation for Performance Year 2005 be less than $30,000.

EXHIBIT 99.5

                 CONSULTANCY AND NONCOMPETITION AGREEMENT

     This Consultancy and Noncompetition Agreement, made as of the 31st day of October, 2003, by and between Ag Services of America, Inc., an Iowa corporation ("Company"), and Henry C. Jungling ("Executive").

                               WITNESSETH:

     WHEREAS, upon the terms and subject to the conditions set forth in the Agreement and Plan of Reorganization, dated as of the date hereof, by and between Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland ("Parent"), a cooperative bank organized under the laws of The Netherlands, and Company (the "Reorganization Agreement"), an indirectly wholly owned subsidiary of Parent will merge into Company, with Company surviving as an indirectly wholly owned subsidiary of Parent (the "Merger"); and

     WHEREAS, Company desires to continue, and Executive desires to enter into this Agreement to provide for, Company's continued employment of Executive up to the date of the consummation of the Merger pursuant to the Reorganization Agreement (the "Effective Time"), and to obtain a commitment from Executive to be available to Company and Parent as a consultant and not to compete against Company in its markets and not to solicit or employ Company's employees, in all cases upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, Company and Executive agree as follows:

     1.   Service as President; Consultancy.

     (a) In recognition of the importance of maintaining the current leadership of Company through the Effective Time and in light of the fact that Company will terminate Executive's employment after the Effective Time, Executive agrees that he shall continue to serve as President of Company until the earliest of (i) the Effective Time,
(ii) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, and (iii) the date that Company terminates Executive's employment for any reason.

     (b) During the "Consultancy Period" (as defined below), Executive will provide consulting services to Company (the "Services"). Such Services shall be with respect to such matters and be provided at such times as Company may reasonably request, provided that Executive shall not be required hereby to provide more than 20 hours of Services per year and shall not be required to perform any Services that require him to incur any expenses unless Company shall have approved the incurrence and reimbursement of such expenses. During the Consultancy Period, Executive shall not enter into any agreement, understanding or relationship that would prohibit the performance of the Services by him or that creates a conflict of interest with regard to the performance of the Services.

     (c) It is anticipated that Executive will continue as a director of Company after the Effective Time and during the Consultancy Period, provided that nothing herein shall require Parent to elect Executive as a director of Company, prevent Parent from removing him as a director in its sole discretion, with or without cause, or prevent Executive from resigning as a director after the first anniversary of the Effective Time. Executive will serve as a director of Company until at least the first anniversary of the Effective Time if elected as a director of Company and hereby agrees to serve if so elected.

     (d) The "Consultancy Period" shall be the period beginning at the Effective Time and initially ending on the first anniversary of the Effective Time. If Company and Executive so agree, on or before such first anniversary, the period shall be extended to end on the second anniversary of the Effective Time and the "Consulting Period" shall be the two-year period ending on such second anniversary.

     (e) Notwithstanding any provision of this Agreement to the contrary, this Agreement and the engagement of Executive as a consultant by Company as set forth herein is contingent upon the consummation of the Merger and the occurrence of the Effective Time. In the event that the Effective Time of the Merger does not occur on or before February 29, 2004, this Agreement shall be null and void and shall have no further effect.

     2.   Restrictive Covenant.

     (a) For the period (the "Restricted Period") beginning at the Effective Time and ending on the second anniversary of the Effective Date, including the Consultancy Period, Executive shall not, within the trade area now or hereafter served by Company, associate with or engage in or contribute Executive's knowledge to, in any capacity whatsoever, whether as a promoter, owner, officer, director, employee, partner, lessee, lessor, lender, agent, consultant, advisor, broker, commission salesman or otherwise, any business that is in competition with the business of Company, except for passive investments in publicly held companies over which Executive does not exercise any controlling influence, and provided that Executive shall not hereby be prevented from investing in, or acquiring, in each case for his personal account or the personal account of a member of his family, farm assets in foreclosure sales, and subsequently disposing of such assets.

     (b) Further, Executive shall not, during the Restricted Period, in any manner, directly or indirectly, contact or solicit any of the dealers, sources of supply or customers of Company existing as of the Effective Time (including but not limited to, any officer, director, employee, agent or affiliate of a dealer, source of supply or customer) with respect to the business of Company or employ (or contact or solicit for the purpose of seeking to employ) any employee, agent or representative of Company as of the Effective Time. Without limitation of the foregoing, during the Restricted Period, Executive will not directly or indirectly divert or attempt to divert from Company any business in which Company has been actively engaged as of the Effective Time or actively engages during the Consultancy Period, nor interfere with the relationships of Company with dealers, sources of supply or customers, nor, except as required by law, will Executive interfere with the relationship of Company and any of its employees, agents or representatives.

     (c) For purposes of this Paragraph 2, the business of Company shall mean and include the products, processes, services and developments described as part of the business of the Company as described the Company's Annual Report on Form 10-K for the year ended February 28, 2003, as filed with the Securities and Exchange Commission (the "SEC") or in any subsequent report filed with the SEC prior to the Effective Time, including, without limitation, E-Commerce activities, the marketing, distribution and/or sale of agricultural inputs (such as seed, chemicals and fertilizer) to farmers in conjunction with the extension of credit by Company to such farmers and the extension of credit to farmers, as such business may expand or develop during the Consultancy Period.

     (d) Executive acknowledges that covenants contained in this Paragraph 2 are reasonable in scope, area and duration and are necessary in furtherance of the legitimate interests of Company. Executive represents and warrants that he has available to him sufficient other means of support and that observance of the covenants contained in this Paragraph 6 will not deprive him of his ability to earn a livelihood or to support his dependents.

     3.   Nondisclosure.

     (a) Executive recognizes and acknowledges that Company has developed and continues to develop and use commercially valuable proprietary technical and non-technical information that is vital to the success of Company's business, and furthermore, that Company utilizes trade secrets in formulating, promoting, financing and selling its products that are entitled to protection from disclosure. Executive further acknowledges that as a result of his employment by Company prior to the Effective Time and his activities as a consultant or director during the Consultancy Period, he may have developed, obtained or learned or may develop, obtain or learn about certain confidential information and trade secrets that are the property of Company.
Executive hereby covenants and agrees to use his best efforts and the utmost diligence to guard and protect all such Confidential Information or Trade Secrets (as defined below), and that he will not, without the prior written consent of Company, during the Consultancy Period or any time thereafter, use for himself or others, or disclose or permit to be disclosed to any third party by any method whatsoever, any of such Confidential Information or Trade Secrets of Company, provided that the foregoing shall not apply to information that Executive is required to disclose to or by any governmental or judicial authority, provided, however, if Executive should be required in the course of judicial or administrative proceedings to disclose any information, Executive shall give Company prompt written notice thereof so that Company may seek an appropriate protective order and/or waive in writing compliance with the nondisclosure provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver by Company, Executive is, nonetheless, in the written opinion of his counsel, compelled to disclose information to a court or tribunal or otherwise stand liable for contempt or suffer other serious censure or penalty, Executive may disclose such information to such court or tribunal without liability to any other party hereto or benefiting from this Agreement.

     (b) For purposes of this Paragraph 3, "Confidential Information or Trade Secrets" shall mean and include, but not be limited to, any and all records, notes, memoranda, data, ideas, processes, methods, devices, programs, computer software, writings, research, personnel information, customer information, financial information, plans, or any information of whatever nature, in the possession or control of Company that has not or have not been published or disclosed to the general public or that gives to Company an opportunity to obtain an advantage over competitors who do not know of or use it. For purposes of this Paragraph 3, "Confidential Information or Trade Secrets" does not include information that: (a) Executive knew through no wrongful act of Executive before Company or its clients disclosed the information to Executive; (b) has become publicly known through no wrongful act of Executive; or (c) Executive learned from a third party who had the right to disclose the information to Executive. Executive further agrees that upon the termination of his employment as of the Effective Time and as of the end of the Consultancy Period, he will leave with Company and will not take originals or copies of all records, papers, programs, computer software and documents and all matter of whatever nature that bears or contains Confidential Information or Trade Secrets of Company.

     The covenants set forth in this Paragraph 3 that are made by Executive are in consideration of the engagement of Executive as a consultant and the compensation paid to Executive as provided in this Agreement.

     4. Additional Remedies. Executive recognizes that irreparable injury will result to Company and to its business and properties in the event of any breach by Executive of any of the provisions of Paragraphs 2 and 3 of this Agreement or either of them, and that Executive's continued engagement as a consultant is predicated on the commitments undertaken by him pursuant to said Paragraphs. In the event of any breach of any of Executive's commitments pursuant to Paragraphs 2 and 3 or either of them, Company shall be entitled, in addition to any other remedies and damages available, to injunctive relief to restrain the violation of such commitments by Executive or by any person or persons acting for or with Executive in any capacity whatsoever.
If any restriction contained in Paragraph 2 or 3 shall be deemed to be invalid or unenforceable by reason of extent, duration or geographic scope thereof, then the extent, duration and geographic scope of such restriction shall be deemed to be reduced only to the fullest extent, duration and geographic scope permitted by law and enforceable.

     5. Compensation. In consideration of Executive's agreement to continue to serve as President of Company until the Effective Time, his services as a consultant as provided in Paragraph 1 hereof, his agreements in Paragraph 2 hereof and Executive's other obligations hereunder:

     (a) Company shall, during each year of the Consultancy Period (as and if it may be extended for up to two years), pay an aggregate of $175,000 to Executive, payable quarterly in advance during such year in four equal installments. If the Consultancy Period is not extended for a second year, to the second anniversary of the Effective Time, but rather ends on the first anniversary thereof, Company shall, within 30 days after the first anniversary of the Effective Time, pay to Executive the sum of $300,000 and Executive shall be entitled to no other payment or benefit under this Agreement from and after such first anniversary. If the Consultancy Period is extended to the second anniversary of the Effective Time and if Company and Executive do not agree, prior to such second anniversary and each in its or his sole discretion, to the terms of other engagement of Executive by Company for the year after such second anniversary, Company shall, within 30 days after the second anniversary of the Effective Time, pay to Executive the sum of $100,000 and Executive shall be entitled to no other payment or benefit under this Agreement from and after such second anniversary.

     (b) In the event of Executive's death during the Consultancy Period, Company shall pay to his designated beneficiaries the amounts that would have been payable to Executive pursuant to clause (a) of this Paragraph
5 had Executive continued as a consultant hereunder to the end of the Consultancy Period in effect at the time of his death and such Consultancy Period had not been extended (or, in the case of the Consultancy Period ending on the second anniversary of the Effective Time, the terms of Executive's further engagement had not been agreed), such amounts to be payable at the times that they would have been so payable to Executive pursuant to clause (a) of this Paragraph 5. In the event of Executive's death, the Consultancy Period shall be deemed for all purposes of this Agreement (except for purposes of the determination in the next preceding sentence) to have terminated and Company shall have no further or other obligation or liability to Executive under this Agreement or otherwise except only as provided in this clause (b).

     (c) Company shall, during the Consultancy Period, continue to provide to Executive, at the expense of Company, life and accident insurance coverage and the use of an automobile, in each case as and to the extent substantially comparable to that to which he was entitled as of the date of this Agreement under the Existing Agreement (as defined in Paragraph 15, below). Company shall, during the Consultancy Period and thereafter until Executive's death, make available to Executive health insurance coverage substantially comparable to that provided to Company's employees under Company's group medical plan. During the Consultancy Period, such health insurance coverage shall be made available to Executive under Company's group medical plan and at the same rates that would be payable from time to time by such Executive for participation under such plan had Executive remained an employee participating thereunder. After the end of the Consultancy Period, such health insurance coverage shall be made available to Executive at a substantially comparable level to that provided to Company's employees under Company's group medical plan or another arrangement selected by Company in its sole discretion, and Executive shall pay to Company for the total individual/family cost at the group rate of providing such coverage.

     (d) Company shall, during the Consultancy Period, pay or reimburse Executive for the payment of such out-of-pocket expenses as Executive may incur in connection with the performance of the Services, provided that Company, in its sole discretion, shall have approved the incurrence of such expenses in advance and Executive shall have submitted vouchers therefor in a form satisfactory to Company.

     (e) Should Executive be elected and serve as a director of Company during the Consultancy Period, he shall not be entitled to any further compensation for so serving beyond that compensation otherwise payable pursuant to this Paragraph 5.

     6. Survival. The restrictions of Paragraphs 2 and 3 shall survive and continue in full force and effect in accordance with their respective terms, notwithstanding any termination of the Consultancy Period or Executive's service as a consultant hereunder, and they shall be not be limited or discharged by an alleged breach or misconduct on the part of Company or Parent.

     7. Successors and Assigns. This Agreement may be assigned or transferred to, and shall be binding upon and shall inure to the benefit of, any successor, subsidiary or affiliate of Company, and any such successor, subsidiary or affiliate shall be deemed substituted for all purposes for the "Company" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation, or business entity that at any time, whether by merger, purchase, or otherwise, acquires all or substantially all of the assets, stock or business of Company. Executive acknowledges that Company or its parent (including Parent) has the right to sell, assign or otherwise transfer any portion or substantially all or all of the capital stock, assets or business of Company and that any such sale, assignment, or transfer shall not be deemed to be a termination of the engagement of Executive as a consultant. Executive acknowledges that the services to be rendered by him pursuant to this Agreement are unique and personal, and Executive therefore may not assign any obligations or responsibilities he has under this Agreement.

     8. Amendment and Waiver. This Agreement may be modified, or any right or condition hereunder waived, only by instrument signed by the party against whom such amendment or waiver is sought to be enforced.
No waiver by any party to this Agreement or any breach of any of the covenants, agreements, or undertakings contained in this Agreement shall be construed as a waiver of any succeeding breach of the same or of any other covenant, agreement, or undertaking, nor shall any such waiver affect the right of any party to this Agreement to require the strict performance thereof on a subsequent occasion.

     9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

     10. Severability. If any clause, phrase, provision or portion of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Agreement and shall not affect the application of any clause, provision, or portion hereof to other persons or circumstances.

     11. Benefit. The provisions of this Agreement shall be binding upon and inure to the benefit of Company, Parent and their respective successors and assigns, and shall be binding upon Executive, his heirs, personal representatives and successors, including, without limitation, Executive's estate and the executors, administrators, or trustees of such estate. Except as specifically set for the herein, nothing in this Agreement is intended to confer upon any party, except Company, Parent (it being expressly acknowledged and agreed by the parties hereto that Parent is a party in interest and a third party beneficiary of Executive's agreements and obligations herein), Executive and their respective successors, assigns and legal representatives, any rights, remedies, obligations or liabilities.

     12. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Iowa without regard to principles of conflicts of law.

     13. Notices. All notices, requests, demands and other communications in connection with this Agreement shall be made in writing and shall be deemed to have been given when delivered by hand or 48 hours after mailing at any general or branch United States Post Office, by registered or certified mail, postage prepaid, addressed as follows, or to such other address as shall have been designated in writing by the addressee:

     (a)  If to Company:

          Rabobank International
          245 Park Avenue
          New York, NY 10167-0062
          Attention: General Counsel

     (b)  If to Executive:

          Henry C. Jungling
          1112 Glenn Street
          Aplington, Iowa 50604

     14. Headings. The paragraph headings appearing in this Agreement are for purposes of easy reference and shall not be considered part of this Agreement or in any way modify, amend or affects its provisions.

     15.  Entire Agreement; Amendment of Existing Agreement.

     (a) This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements, and communications, whether oral or written, pertaining to the subject matter hereof.

     (b) Notwithstanding the foregoing, however, the execution of this Agreement is not intended to have any effect on the validity or enforceability of that certain Employment and Noncompetition Agreement effective as of July 1, 2000, by and between Executive and Company
(as amended to the date hereof, the "Existing Agreement"), except as follows (and the Existing Agreement is hereby amended so to provide):

          (i) from the date hereof to the earlier of (x) the Effective Time and (y) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, Company shall not terminate Executive's employment pursuant to Section 5(c) of the Existing Agreement without the written consent of Parent, and any such termination without such consent shall be null and void and Executive shall not be entitled to any payment under the Existing Agreement or otherwise by reason thereof;

          (ii)  from the date hereof to (and including) the earlier of
     (x) the Effective Time and (y) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, all rights of Executive under Section 6 of the Existing Agreement shall be suspended, it being expressly understood and agreed by Executive and Company that neither the transactions contemplated by the Reorganization Agreement (including, without limitation, the Merger, the acquisition, direct or indirect, of all of the outstanding voting securities of Company by Parent or an affiliate of Parent and any changes in the constitution of the Company's board of directors in any way related thereto), nor the termination of Executive's employment after the Effective Time as hereby contemplated, shall constitute a "Change of Control" or "Diminution of Responsibility" as used in Section 6 of the Existing Agreement or otherwise give Executive any right to, or basis for, any payments under Section 6 of the Existing Agreement, all of which rights and bases are hereby waived and released by Executive; and

          (iii) as of the Effective Time of the Merger, the Existing Agreement shall, without further action or notice, be terminated and of no further force and effect (including, without limitation, any rights of Executive under Section 6 of the Existing Agreement), except only that Company shall remain obligated to pay Executive the amounts that would have been payable to Executive pursuant to
     Section 5(b) of the Existing Agreement as if such termination of the Existing Agreement at the Effective Time had been a termination of Executive's employment pursuant to such Section 5(b).

     (c) Furthermore, Executive, for and on behalf of himself and his beneficiaries, executors, administrators, assigns, covenants not to sue Company, Parent or any of its affiliates on any claim in connection with the Existing Agreement, except only a claim for the remaining payment obligation of the Company described in clause (b)(iii) of this Paragraph
15. This Agreement shall not be modified or amended except by written agreement of Company and Executive.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above:

AG SERVICES OF AMERICA, INC.



By: /s/ KEVIN SCHIPPER_______
      Name:  Kevin Schipper
      Title:  Chief Executive Officer


_/s/  HENRY C. JUNGLING______
Henry C. Jungling

EXHIBIT 99.6


                  CONSULTANCY AND NONCOMPETITION AGREEMENT

     This Consultancy and Noncompetition Agreement, made as of the 31st day of October, 2003, by and between Ag Services of America, Inc., an Iowa corporation ("Company"), and Gaylen D. Miller ("Executive").

                               WITNESSETH:

     WHEREAS, upon the terms and subject to the conditions set forth in the Agreement and Plan of Reorganization, dated as of the date hereof, by and between Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland ("Parent"), a cooperative bank organized under the laws of The Netherlands, and Company (the "Reorganization Agreement"), an indirectly wholly owned subsidiary of Parent will merge into Company, with Company surviving as an indirectly wholly owned subsidiary of Parent (the "Merger"); and

     WHEREAS, Company desires to continue, and Executive desires to enter into this Agreement to provide for, Company's continued employment of Executive up to the date of the consummation of the Merger pursuant to the Reorganization Agreement (the "Effective Time"), and to obtain a commitment from Executive to be available to Company and Parent as a consultant and not to compete against Company in its markets and not to solicit or employ Company's employees, in all cases upon the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein, the adequacy and sufficiency of which are hereby acknowledged, Company and Executive agree as follows:

     1.   Service as Chairman of the Board; Consultancy.

     (a) In recognition of the importance of maintaining the current leadership of Company through the Effective Time and in light of the fact that Company will terminate Executive's employment after the Effective Time, Executive agrees that he shall continue to serve as Chairman of the Board of Company until the earliest of (i) the Effective Time, (ii) the date that the Reorganization Agreement is terminated in accordance with
Section 6.1 thereof, and (iii) the date that Company terminates Executive's employment for any reason.

     (b) During the "Consultancy Period" (as defined below), Executive will provide consulting services to Company (the "Services"). Such Services shall be with respect to such matters and be provided at such times as Company may reasonably request, provided that Executive shall not be required hereby to provide more than 20 hours of Services per year and shall not be required to perform any Services that require him to incur any expenses unless Company shall have approved the incurrence and reimbursement of such expenses. During the Consultancy Period,

Executive shall not enter into any agreement, understanding or relationship that would prohibit the performance of the Services by him or that creates a conflict of interest with regard to the performance of the Services.

     (c) It is anticipated that Executive will continue as a director of Company after the Effective Time and during the Consultancy Period, provided that nothing herein shall require Parent to elect Executive as a director of Company, prevent Parent from removing him as a director in its sole discretion, with or without cause, or prevent Executive from resigning as a director after the first anniversary of the Effective Time. Executive will serve as a director of Company until at least the first anniversary of the Effective Time if elected as a director of Company and hereby agrees to serve if so elected.

     (d) The "Consultancy Period" shall be the period beginning at the Effective Time and initially ending on the first anniversary of the Effective Time. If Company and Executive so agree, on or before such first anniversary, the period shall be extended to end on the second anniversary of the Effective Time and the "Consulting Period" shall be the two-year period ending on such second anniversary.

     (e) Notwithstanding any provision of this Agreement to the contrary, this Agreement and the engagement of Executive as a consultant by Company as set forth herein is contingent upon the consummation of the Merger and the occurrence of the Effective Time.
In the event that the Effective Time of the Merger does not occur on or before February 29, 2004, this Agreement shall be null and void and shall have no further effect.

     2.   Restrictive Covenant.

     (a) For the period (the "Restricted Period") beginning at the Effective Time and ending on the second anniversary of the Effective Date, including the Consultancy Period, Executive shall not, within the trade area now or hereafter served by Company, associate with or engage in or contribute Executive's knowledge to, in any capacity whatsoever, whether as a promoter, owner, officer, director, employee, partner, lessee, lessor, lender, agent, consultant, advisor, broker, commission salesman or otherwise, any business that is in competition with the business of Company, except for passive investments in publicly held companies over which Executive does not exercise any controlling influence, and provided that Executive shall not hereby be prevented from investing in, or acquiring, in each case for his personal account or the personal account of a member of his family, farm assets in foreclosure sales, and subsequently disposing of such assets.

     (b) Further, Executive shall not, during the Restricted Period, in any manner, directly or indirectly, contact or solicit any of the dealers, sources of supply or customers of Company existing as of the Effective Time (including but not limited to, any officer, director, employee, agent or affiliate of a dealer, source of supply or customer) with respect to the business of Company or employ (or contact or solicit for the purpose of seeking to employ) any employee, agent or representative of Company as of the Effective Time. Without limitation of the foregoing, during the Restricted Period, Executive will not directly or indirectly divert or attempt to divert from Company any business in which Company has been actively engaged as of the Effective Time or actively engages during the Consultancy Period, nor interfere with the relationships of Company with dealers, sources of supply or customers, nor, except as required by law, will Executive interfere with the relationship of Company and any of its employees, agents or representatives.

     (c) For purposes of this Paragraph 2, the business of Company shall mean and include the products, processes, services and developments described as part of the business of the Company as described the Company's Annual Report on Form 10-K for the year ended February 28, 2003, as filed with the Securities and Exchange Commission (the "SEC") or in any subsequent report filed with the SEC prior to the Effective Time, including, without limitation, E-Commerce activities, the marketing, distribution and/or sale of agricultural inputs (such as seed, chemicals and fertilizer) to farmers in conjunction with the extension of credit by Company to such farmers and the extension of credit to farmers, as such business may expand or develop during the Consultancy Period.

     (d) Executive acknowledges that covenants contained in this Paragraph 2 are reasonable in scope, area and duration and are necessary in furtherance of the legitimate interests of Company. Executive represents and warrants that he has available to him sufficient other means of support and that observance of the covenants contained in this Paragraph 6 will not deprive him of his ability to earn a livelihood or to support his dependents.

     3.   Nondisclosure.

     (a) Executive recognizes and acknowledges that Company has developed and continues to develop and use commercially valuable proprietary technical and non-technical information that is vital to the success of Company's business, and furthermore, that Company utilizes trade secrets in formulating, promoting, financing and selling its products that are entitled to protection from disclosure. Executive further acknowledges that as a result of his employment by Company prior to the Effective Time and his activities as a consultant or director during the Consultancy Period, he may have developed, obtained or learned or may develop, obtain or learn about certain confidential information and trade secrets that are the property of Company. Executive hereby covenants and agrees to use his best efforts and the utmost diligence to guard and protect all such Confidential Information or Trade Secrets (as defined below), and that he will not, without the prior written consent of Company, during the Consultancy Period or any time thereafter, use for himself or others, or disclose or permit to be disclosed to any third party by any method whatsoever, any of such Confidential Information or Trade Secrets of Company, provided that the foregoing shall not apply to information that Executive is required to disclose to or by any governmental or judicial authority, provided, however, if Executive should be required in the course of judicial or administrative proceedings to disclose any information, Executive shall give Company prompt written notice thereof so that Company may seek an appropriate protective order and/or waive in writing compliance with the nondisclosure provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver by Company, Executive is, nonetheless, in the written opinion of his counsel, compelled to disclose information to a court or tribunal or otherwise stand liable for contempt or suffer other serious censure or penalty, Executive may disclose such information to such court or tribunal without liability to any other party hereto or benefiting from this Agreement.

     (b) For purposes of this Paragraph 3, "Confidential Information or Trade Secrets" shall mean and include, but not be limited to, any and all records, notes, memoranda, data, ideas, processes, methods, devices, programs, computer software, writings, research, personnel information, customer information, financial information, plans, or any information of whatever nature, in the possession or control of Company that has not or have not been published or disclosed to the general public or that gives to Company an opportunity to obtain an advantage over competitors who do not know of or use it. For purposes of this Paragraph 3, "Confidential Information or Trade Secrets" does not include information that: (a) Executive knew through no wrongful act of Executive before Company or its clients disclosed the information to Executive;
(b) has become publicly known through no wrongful act of Executive; or
(c) Executive learned from a third party who had the right to disclose the information to Executive. Executive further agrees that upon the termination of his employment as of the Effective Time and as of the end of the Consultancy Period, he will leave with Company and will not take originals or copies of all records, papers, programs, computer software and documents and all matter of whatever nature that bears or contains Confidential Information or Trade Secrets of Company.

     The covenants set forth in this Paragraph 3 that are made by Executive are in consideration of the engagement of Executive as a consultant and the compensation paid to Executive as provided in this Agreement.

     4. Additional Remedies. Executive recognizes that irreparable injury will result to Company and to its business and properties in the event of any breach by Executive of any of the provisions of Paragraphs 2 and 3 of this Agreement or either of them, and that Executive's continued engagement as a consultant is predicated on the commitments undertaken by him pursuant to said Paragraphs. In the event of any breach of any of Executive's commitments pursuant to Paragraphs 2 and 3 or either of them, Company shall be entitled, in addition to any other remedies and damages available, to injunctive relief to restrain the violation of such commitments by Executive or by any person or persons acting for or with Executive in any capacity whatsoever. If any restriction contained in Paragraph 2 or 3 shall be deemed to be invalid or unenforceable by reason of extent, duration or geographic scope thereof, then the extent, duration and geographic scope of such restriction shall be deemed to be reduced only to the fullest extent, duration and geographic scope permitted by law and enforceable.

     5. Compensation. In consideration of Executive's agreement to continue to serve as Chairman of the Board of Company until the Effective Time, his services as a consultant as provided in Paragraph 1 hereof, his agreements in Paragraph 2 hereof and Executive's other obligations hereunder:

     (a) Company shall, during each year of the Consultancy Period (as and if it may be extended for up to two years), pay an aggregate of $175,000 to Executive, payable quarterly in advance during such year in four equal installments. If the Consultancy Period is not extended for a second year, to the second anniversary of the Effective Time, but rather ends on the first anniversary thereof, Company shall, within 30 days after the first anniversary of the Effective Time, pay to Executive the sum of $300,000 and Executive shall be entitled to no other payment or benefit under this Agreement from and after such first anniversary. If the Consultancy Period is extended to the second anniversary of the Effective Time and if Company and Executive do not agree, prior to such second anniversary and each in its or his sole discretion, to the terms of other engagement of Executive by Company for the year after such second anniversary, Company shall, within 30 days after the second anniversary of the Effective Time, pay to Executive the sum of $100,000 and Executive shall be entitled to no other payment or benefit under this Agreement from and after such second anniversary.

     (b) In the event of Executive's death during the Consultancy Period, Company shall pay to his designated beneficiaries the amounts that would have been payable to Executive pursuant to clause (a) of this Paragraph 5 had Executive continued as a consultant hereunder to the end of the Consultancy Period in effect at the time of his death and such Consultancy Period had not been extended (or, in the case of the Consultancy Period ending on the second anniversary of the Effective Time, the terms of Executive's further engagement had not been agreed), such amounts to be payable at the times that they would have been so payable to Executive pursuant to clause (a) of this Paragraph 5. In the event of Executive's death, the Consultancy Period shall be deemed for all purposes of this Agreement (except for purposes of the determination in the next preceding sentence) to have terminated and Company shall have no further or other obligation or liability to Executive under this Agreement or otherwise except only as provided in this clause (b).

     (c) Company shall, during the Consultancy Period, continue to provide to Executive, at the expense of Company, life and accident insurance coverage and the use of an automobile, in each case as and to the extent substantially comparable to that to which he was entitled as of the date of this Agreement under the Existing Agreement (as defined in Paragraph 15, below). Company shall, during the Consultancy Period and thereafter until Executive's death, make available to Executive health insurance coverage substantially comparable to that provided to Company's employees under Company's group medical plan. During the Consultancy Period, such health insurance coverage shall be made available to Executive under Company's group medical plan and at the same rates that would be payable from time to time by such Executive for participation under such plan had Executive remained an employee participating thereunder. After the end of the Consultancy Period, such health insurance coverage shall be made available to Executive at a substantially comparable level to that provided to Company's employees under Company's group medical plan or another arrangement selected by Company in its sole discretion, and Executive shall pay to Company for the total individual/family cost at the group rate of providing such coverage.

     (d) Company shall, during the Consultancy Period, pay or reimburse Executive for the payment of such out-of-pocket expenses as Executive may incur in connection with the performance of the Services, provided that Company, in its sole discretion, shall have approved the incurrence of such expenses in advance and Executive shall have submitted vouchers therefor in a form satisfactory to Company.

     (e) Should Executive be elected and serve as a director of Company during the Consultancy Period, he shall not be entitled to any further compensation for so serving beyond that compensation otherwise payable pursuant to this Paragraph 5.

     6. Survival. The restrictions of Paragraphs 2 and 3 shall survive and continue in full force and effect in accordance with their respective terms, notwithstanding any termination of the Consultancy Period or Executive's service as a consultant hereunder, and they shall be not be limited or discharged by an alleged breach or misconduct on the part of Company or Parent.

     7. Successors and Assigns. This Agreement may be assigned or transferred to, and shall be binding upon and shall inure to the benefit of, any successor, subsidiary or affiliate of Company, and any such successor, subsidiary or affiliate shall be deemed substituted for all purposes for the "Company" under the terms of this Agreement. As used in this Agreement, the term "successor" shall mean any person, firm, corporation, or business entity that at any time, whether by merger, purchase, or otherwise, acquires all or substantially all of the assets, stock or business of Company. Executive acknowledges that Company or its parent (including Parent) has the right to sell, assign or otherwise transfer any portion or substantially all or all of the capital stock, assets or business of Company and that any such sale, assignment, or transfer shall not be deemed to be a termination of the engagement of Executive as a consultant. Executive acknowledges that the services to be rendered by him pursuant to this Agreement are unique and personal, and Executive therefore may not assign any obligations or responsibilities he has under this Agreement.

     8. Amendment and Waiver. This Agreement may be modified, or any right or condition hereunder waived, only by instrument signed by the party against whom such amendment or waiver is sought to be enforced. No waiver by any party to this Agreement or any breach of any of the covenants, agreements, or undertakings contained in this Agreement shall be construed as a waiver of any succeeding breach of the same or of any other covenant, agreement, or undertaking, nor shall any such waiver affect the right of any party to this Agreement to require the strict performance thereof on a subsequent occasion.

     9. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and both of which together shall constitute one and the same instrument.

     10. Severability. If any clause, phrase, provision or portion of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable under any applicable law, such event shall not affect or render invalid or unenforceable the remainder of this Agreement and shall not affect the application of any clause, provision, or portion hereof to other persons or circumstances.

     11. Benefit. The provisions of this Agreement shall be binding upon and inure to the benefit of Company, Parent and their respective successors and assigns, and shall be binding upon Executive, his heirs, personal representatives and successors, including, without limitation, Executive's estate and the executors, administrators, or trustees of such estate. Except as specifically set for the herein, nothing in this Agreement is intended to confer upon any party, except Company, Parent
(it being expressly acknowledged and agreed by the parties hereto that Parent is a party in interest and a third party beneficiary of Executive's agreements and obligations herein), Executive and their respective successors, assigns and legal representatives, any rights, remedies, obligations or liabilities.

     12. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Iowa without regard to principles of conflicts of law.

     13. Notices. All notices, requests, demands and other communications in connection with this Agreement shall be made in writing and shall be deemed to have been given when delivered by hand or 48 hours after mailing at any general or branch United States Post Office, by registered or certified mail, postage prepaid, addressed as follows, or to such other address as shall have been designated in writing by the addressee:

     (a)  If to Company:

          Rabobank International
          245 Park Avenue
          New York, NY 10167-0062
          Attention: General Counsel

     (b)  If to Executive:

          Gaylen D. Miller
          9404 W 27th Street
          Cedar Falls, Iowa 50613

     14. Headings. The paragraph headings appearing in this Agreement are for purposes of easy reference and shall not be considered part of this Agreement or in any way modify, amend or affects its provisions.

     15.  Entire Agreement; Amendment of Existing Agreement.

     (a) This Agreement sets forth the entire understanding of the parties and supersedes all prior agreements, arrangements, and communications, whether oral or written, pertaining to the subject matter hereof.

     (b) Notwithstanding the foregoing, however, the execution of this Agreement is not intended to have any effect on the validity or enforceability of that certain Employment and Noncompetition Agreement effective as of July 1, 2000, by and between Executive and Company (as amended to the date hereof, the "Existing Agreement"), except as follows (and the Existing Agreement is hereby amended so to provide):

          (i) from the date hereof to the earlier of (x) the Effective Time and (y) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, Company shall not terminate Executive's employment pursuant to Section 5(c) of the Existing Agreement without the written consent of Parent, and any such termination without such consent shall be null and void and Executive shall not be entitled to any payment under the Existing Agreement or otherwise by reason thereof;

          (ii) from the date hereof to (and including) the earlier of (x) the Effective Time and (y) the date that the Reorganization Agreement is terminated in accordance with Section 6.1 thereof, all rights of Executive under Section 6 of the Existing Agreement shall be suspended, it being expressly understood and agreed by Executive and Company that neither the transactions contemplated by the Reorganization Agreement (including, without limitation, the Merger, the acquisition, direct or indirect, of all of the outstanding voting securities of Company by Parent or an affiliate of Parent and any changes in the constitution of the Company's board of directors in any way related thereto), nor the termination of Executive's employment after the Effective Time as hereby contemplated, shall constitute a "Change of Control" or "Diminution of Responsibility" as used in Section 6 of the Existing Agreement or otherwise give Executive any right to, or basis for, any payments under Section 6 of the Existing Agreement, all of which rights and bases are hereby waived and released by Executive; and

          (iii) as of the Effective Time of the Merger, the Existing Agreement shall, without further action or notice, be terminated and of no further force and effect (including, without limitation, any rights of Executive under Section 6 of the Existing Agreement), except only that Company shall remain obligated to pay Executive the amounts that would have been payable to Executive pursuant to Section 5(b) of the Existing Agreement as if such termination of the Existing Agreement at the Effective Time had been a termination of Executive's employment pursuant to such Section 5(b).

      (c) Furthermore, Executive, for and on behalf of himself and his beneficiaries, executors, administrators, assigns, covenants not to sue Company, Parent or any of its affiliates on any claim in connection with the Existing Agreement, except only a claim for the remaining payment obligation of the Company described in clause (b)(iii) of this Paragraph
15. This Agreement shall not be modified or amended except by written agreement of Company and Executive.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first set forth above:

AG SERVICES OF AMERICA, INC.

By: /s/  KEVIN SCHIPPER___
      Name:  Kevin Schipper
      Title:  Chief Executive Officer



_/s/ GAYLEN D. MILLER___
Gaylen D. Miller